UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 09289)

Exact name of registrant as specified in charter: Putnam Tax Smart Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007 — April 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Smart Equity Fund®

4|30|08

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Tax Smart
Equity Fund®

4| 30| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28
Brokerage commissions	48

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the financial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of 0.6% . To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

PutnamTax Smart Equity Fund: Actively managed
to maximize investors’ after-tax returns

Stock mutual funds offer investors the potential for capital appreciation. They pursue this objective by investing in stocks whose prices are low relative to their long-term potential, and selling them when their prices have increased. While this sounds desirable, it may carry undesirable tax consequences. These sales create capital gains, which must be passed on to shareholders. Investors whose assets are not held in a retirement plan or another tax-sheltered vehicle, for example, may owe taxes on these gains, even if they have chosen to reinvest the gains in additional fund shares.

Although the tax rate on capital gains was reduced a few years ago, they can still have a negative effect on an investment’s long-term performance. Putnam Tax Smart Equity Fund is designed to help reduce this effect. By investing in stocks that it believes offer long-term growth potential, and by evaluating the possible tax consequence of each portfolio decision, the fund’s management team seeks to maximize investors’ after-tax returns.

The fund invests primarily in the stocks of large and midsize companies believed to be worth more than their current prices indicate. Since the fund uses Putnam’s“blend” investment approach, it has the flexibility to own both growth stocks and value stocks without a bias toward either style. It may also invest in companies at all levels of market capitalization.

The fund’s management team is backed by the expertise of Putnam’s equity research analysts, many of whom specialize in specific sectors and their component industries. Using fundamental and quantitative analysis, they evaluate financial results, historical data, and current business conditions with the objective of forecasting the future direction of a company.

To limit the portfolio’s tax liability, the team closely monitors the portfolio’s unrealized capital gains, which represent the price appreciation of securities that have not yet been sold, as well as the amount of any realized gains. Should the team decide to sell a position, it may seek to offset any resulting gains by realizing losses on stocks that have not met its performance goals. This focus on tax efficiency helps limit shareholders’ exposure to capital gains taxes.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are mispriced, regardless of their current growth rate. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation For each company, the team carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to its expenses, and target those believed to offer attractive and sustainable cash flow.

Quality They study the quality of the management, franchise, and balance sheet in an effort to determine the value of the business and the risk of investing in that business.

Putnam Tax Smart Equity Fund holdings have
spanned sectors and industries over time.

Performance snapshot

Putnam Tax Smart
Equity Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Jim, how did the fund perform during the semiannual period, which ended April 30, 2008?

We are disappointed that the fund was unable to keep pace with its benchmark, the S&P 500 Index, or its Lipper peer group. The fund’s underperformance was primarily due to holdings in the financials sector, which was hurt badly by credit market issues. Several stocks in the consumer sector were also weak for the period, while energy and health-care holdings made positive contributions to performance.

You mentioned credit market issues. Can you discuss the“credit crisis” that has been dominating financial news headlines?

It began as a subprime mortgage problem, when lax mortgage-lending practices led to rising debt loads for borrowers with weak credit histories. By mid-2007, subprime foreclosures began to rise considerably and stock market

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 21.

volatility intensified. These subprime issues led to tightening lending standards and deleveraging, which resulted in a severe global credit crisis, as banks and securities firms worldwide announced considerable write-downs and credit losses. This, of course, took its toll on the overall economy, as a reduction of available credit put downward pressure on economic growth. In terms of the fund’s portfolio, the credit crisis had the greatest impact on stocks in the financials sector.

Can you discuss specific stocks that were affected?

The top detractors from performance included financial services firms Ambac Financial Group, PMI Group, and Countrywide Financial, all of which had exposure to the mortgage industry. In the case of Countrywide, one of the largest mortgage lenders in the United States, its stock price dropped as credit losses and problems in the credit markets made it difficult for the company to fund its operations. In addition, further slowing of the housing market led to sharp declines in Countrywide’s home loan production. We eliminated the fund’s position in Countrywide after Bank of America announced in January its offer to buy the company. We also eliminated the fund’s positions in Ambac and PMI as credit losses and concerns about the adequacy of their capital made these companies less attractive from a risk/return standpoint. It is important

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Goldman Sachs Group, Inc. (The) (3.2%)	Financials	Investment banking/brokerage

Cisco Systems, Inc. (3.0%)	Technology	Communications equipment

Apple Computer, Inc. (2.9%)	Technology	Computers

AT&T, Inc. (2.6%)	Communication services	Regional Bells

Microsoft Corp. (2.5%)	Technology	Software

Google, Inc. Class A (2.4%)	Technology	Technology services

Bank of America Corp. (2.3%)	Financials	Banking

American International Group, Inc. (2.0%)	Financials	Insurance

Johnson & Johnson (2.0%)	Health care	Pharmaceuticals

CVS Caremark Corp. (1.9%)	Consumer staples	Retail

to note, however, that financials still represent a large portion of the portfolio relative to the benchmark, and some stocks that detracted from returns during the period remain in the portfolio, including Goldman Sachs and Capital One.

What stocks outside of financials detracted from performance?

To a much lesser extent, holdings in the consumer sector also hurt returns. The stocks of R.H. Donnelley and Idearc, which are Yellow Pages and online search companies, performed poorly as the companies’ revenues slowed due to the weakening economy. This, combined with the companies’ high amount of debt, resulted in sharp price declines for their stocks. By the close of the period, we had sold these two stocks from the portfolio.

Which stocks contributed positively to performance?

For most of the period, Citigroup was not in the portfolio, which helped the fund’s performance relative to the benchmark, as this stock declined sharply. Energy stocks were also a highlight, although the fund’s position in this sector was smaller than that of the benchmark. Hess Corporation, a global energy company, saw its stock rise due to strong production growth as well as attractive opportunities in its exploration program. The stock of Occidental Petroleum also was among the top contributors to performance as

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

the company benefited from higher oil prices and the successful execution of new projects.

Another significant contributor to performance was Potash Corporation, a fertilizer company. The company produces potash fertilizer from mines in Canada and has benefited from an increasing worldwide demand for its products. As wealth has grown in emerging markets, demand for food has increased. At the same time, rising energy prices have led to higher demand for biofuels. This has created a greater need for fertilizer that can make land and crops more productive. In the health-care sector of the portfolio, pharmacy benefit manager Express Scripts was a highlight. The stock of this company, which administers drug benefit programs for employers and health insurance carriers, had a positive impact on fund performance throughout the semiannual period.

Other than trimming and eliminating a number of financial stocks, have you made any other notable shifts in the portfolio?

We continue to find attractive investment opportunities in the financials sector, and have added to the fund’s positions in mortgage lenders Fannie Mae and Freddie Mac because we believe they have a more attractive risk/reward profile and have stronger business models than the mortgage-related companies we chose to sell. However, the economic environment became worse than we had expected, and the volatility associated with financial stocks was higher than we expected, so we have been adding to other sectors to bring more balance to the portfolio.

For example, we’ve added to the fund’s technology holdings, as we’ve seen more opportunities emerge. Many tech stocks have been selling off sharply, as investors became worried about the overall economy slowing and the possibility that businesses will reduce their technology spending. In this sector, as everywhere in the portfolio, we’re targeting stocks whose prices we believe are low relative to our assessment of the company’s earnings and growth potential.

What is your outlook as we move into the second half of the fund’s fiscal year?

At the close of the fund’s semiannual period, the stock market had recovered from its low point in mid-March, but investors still remained concerned about the state of the economy. The market stabilized in large part because of significant actions by the Federal Reserve [the Fed], including aggressive interest-rate cuts and policy changes, such as its agreement to lend money to Wall Street investment banks for the first time since the 1930s. These actions should prove beneficial for the overall economy as financial firms raise capital and improve their balance sheets, which should lead to increased credit availability. The Fed’s response has been critical, especially because late last year, many investors believed that it had been too slow to respond to the mounting credit crisis. Issues and risks remain, including a U.S. economy that is still weak, high energy prices, and a troubled housing market.

Of course, whenever we talk about macroeconomic factors such as these, it’s important to point out that they play a secondary role to our stock selection decisions. We use a bottom-up process, which means we focus more on the long-term potential of individual companies than on short-term developments in the markets or economy. We regularly sift through hundreds of stocks, looking at financial statements, earnings revisions, and other financial data that helps us determine if a stock may be mispriced. This research-intensive process stays intact, regardless of the direction the market takes in the months ahead.

I N  T H E  N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

Thank you, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/1/99)		(10/1/99)		(10/1/99)		(3/28/00)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	24.02%	16.89%	16.07%	16.07%	16.07%	16.07%	18.81%	14.60%	24.14%
Annual average	2.47	1.78	1.70	1.70	1.70	1.70	1.97	1.55	2.48

5 years	47.44	38.89	41.99	39.99	42.19	42.19	43.89	38.87	47.57
Annual average	8.07	6.79	7.26	6.96	7.29	7.29	7.55	6.79	8.09

3 years	12.03	5.56	9.65	6.65	9.53	9.53	10.45	6.59	12.14
Annual average	3.86	1.82	3.12	2.17	3.08	3.08	3.37	2.15	3.89

1 year	–15.54	–20.42	–16.17	–20.36	–16.17	–17.01	–15.91	–18.87	–15.46

6 months	–14.40	–19.34	–14.76	–19.02	–14.76	–15.61	–14.59	–17.58	–14.32

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 4/30/08

		Lipper Large-Cap
	S&P 500	Core Funds
	Index	category average*

Life of fund	16.70%	15.23%
Annual average	1.76	1.41

5 years	65.66	58.69
Annual average	10.62	9.61

3 years	26.78	24.34
Annual average	8.23	7.48

1 year	–4.68	–4.98

6 months	–9.64	–10.27

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/08, there were 844, 822, 684, 575, and 372 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 4/30/08

	Class A		Class B	Class C	Class M		Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV
10/31/07	$12.57	$13.34*	$11.86	$11.86	$12.13	$12.57*	—

1/2/08†	—	—	—	—	—	—	$11.71

4/30/08	10.76	11.42	10.11	10.11	10.36	10.74	10.77

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

Fund’s annual operating expenses

For the fiscal year ended 10/31/07

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	1.18%	1.93%	1.93%	1.68%	0.93%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/1/99)		(10/1/99)		(10/1/99)		(3/28/00)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	14.80%	8.20%	7.46%	7.46%	7.46%	7.46%	9.98%	6.08%	14.80%
Annual average	1.59	0.90	0.83	0.83	0.83	0.83	1.09	0.68	1.59

5 years	46.28	37.79	40.75	38.75	40.75	40.75	42.71	37.79	46.28
Annual average	7.90	6.62	7.08	6.77	7.08	7.08	7.37	6.62	7.90

3 years	0.26	–5.53	–1.99	–4.93	–1.99	–1.99	–1.24	–4.67	0.26
Annual average	0.09	–1.88	–0.67	–1.67	–0.67	–0.67	–0.42	–1.58	0.09

1 year	–18.49	–23.21	–19.17	–23.21	–19.17	–19.98	–18.94	–21.78	–18.49

6 months	–20.64	–25.23	–20.95	–24.90	–20.95	–21.74	–20.81	–23.59	–20.64

After-tax total return comparison for class A shares

For the periods ended 3/31/08 (most recent calendar quarter)

				POP after tax
Class A			POP after tax	on distributions
(inception 7/1/99)	NAV pretax	POP pretax	on distributions	and sales of shares

Life of fund	14.80%	8.20%	8.14%	6.94%
Annual average	1.59	0.90	0.90	0.77

5 years	46.28	37.79	37.72	32.08
Annual average	7.90	6.62	6.61	5.72

3 years	0.26	–5.53	–5.58	–4.73
Annual average	0.09	–1.88	–1.90	–1.60

1 year	–18.49	–23.21	–23.21	–15.08

6 months	–20.64	–25.23	–25.23	–16.40

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other share classes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Smart Equity Fund from November 1, 2007, to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 5.58	$ 9.03	$ 9.03	$ 7.88	$ 3.02

Ending value (after expenses)	$856.00	$852.40	$852.40	$854.10	$919.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08 (1/2/08 to 4/30/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2008, use the calculation method below. To find the value of your investment on November 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 6.07	$ 9.82	$ 9.82	$ 8.57	$ 3.17

Ending value (after expenses)	$1,018.85	$1,015.12	$1,015.12	$1,016.36	$1,013.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08 (1/2/08 to 4/30/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized
expense ratio	1.21%	1.96%	1.96%	1.71%	0.96%

Average annualized expense
ratio for Lipper peer group*	1.22%	1.97%	1.97%	1.72%	0.97%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Tax Smart Equity Fund	92%	114%	136%	83%	78%

Lipper Large-Cap Core Funds
category average	79%	81%	81%	78%	77%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Core Team. James Wiess is the Portfolio Leader and Richard Cervone is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$287,000	$ 87,000,000

Putnam employees	$732,000	$626,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

James Wiess is also a Portfolio Leader of Putnam Investors Fund, Putnam Capital Appreciation Fund, and Putnam Research Fund.

Richard Cervone is also a Portfolio Member of Putnam Investors Fund and Putnam Capital Appreciation Fund.

James Wiess and Richard Cervone may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

76th	27th	12th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 800, 669 and 567 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the fund’s investment process given its strong longer-term record, recognizing the tendency for short-term variability over a market cycle.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one-year, five-year, and life-of-fund periods ended March 31, 2008, were 98%, 87%, and 37%, respectively. Over the one-year, five-year, and life-of-fund periods ended March 31, 2008, the fund ranked 812th out of 828, 493rd out of 567, and 138th out of 373 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/08 (Unaudited)

COMMON STOCKS (99.8%)*

	Shares	Value

Advertising and Marketing Services (1.0%)
Omnicom Group, Inc.	36,320	$1,733,917

Aerospace and Defense (5.0%)
Alliant Techsystems, Inc. †	4,000	439,920
Boeing Co. (The)	28,700	2,435,482
General Dynamics Corp.	19,400	1,754,148
L-3 Communications Holdings, Inc.	6,214	692,550
Lockheed Martin Corp.	7,992	847,472
United Technologies Corp.	41,400	3,000,258
		9,169,830

Automotive (1.9%)
Harley-Davidson, Inc.	30,000	1,147,500
Johnson Controls, Inc.	65,300	2,302,478
		3,449,978

Banking (4.1%)
Bank of America Corp.	109,854	4,123,919
M&T Bank Corp.	18,330	1,708,906
U.S. Bancorp	46,714	1,583,137
		7,415,962

Beverage (0.5%)
PepsiCo, Inc.	13,400	918,302

Building Materials (0.5%)
Sherwin-Williams Co. (The)	17,659	976,896

Chemicals (1.9%)
Monsanto Co.	16,463	1,877,111
Potash Corp. of Saskatchewan (Canada)	8,422	1,549,227
		3,426,338

Commercial and Consumer Services (1.4%)
Alliance Data Systems Corp. †	23,900	1,372,099
Dun & Bradstreet Corp. (The)	13,018	1,097,417
		2,469,516

Communications Equipment (3.4%)
Cisco Systems, Inc. †	208,600	5,348,504
Nokia OYJ ADR (Finland)	28,200	847,974
		6,196,478

Computers (5.4%)
Apple Computer, Inc. †	30,207	5,254,508
EMC Corp. †	76,700	1,181,180
Hewlett-Packard Co.	72,570	3,363,620
		9,799,308

COMMON STOCKS (99.8%)* continued

	Shares	Value

Conglomerates (1.1%)
Danaher Corp.	25,500	$1,989,510

Consumer Finance (1.9%)
Capital One Financial Corp.	65,504	3,471,712

Consumer Goods (0.5%)
Energizer Holdings, Inc. †	8,536	674,856
Procter & Gamble Co. (The)	2,800	187,740
		862,596

Electronics (1.1%)
Amphenol Corp. Class A	44,000	2,031,920

Energy (1.4%)
Halliburton Co.	19,200	881,472
National-Oilwell Varco, Inc. †	25,700	1,759,165
		2,640,637

Engineering & Construction (0.7%)
Jacobs Engineering Group, Inc. †	14,400	1,243,152

Financial (3.8%)
Citigroup, Inc.	40,700	1,028,489
CME Group, Inc.	3,036	1,388,818
Fannie Mae	68,847	1,948,370
Freddie Mac	102,766	2,559,901
		6,925,578

Health Care Services (5.8%)
Aetna, Inc.	59,864	2,610,070
Express Scripts, Inc. †	28,635	2,005,023
Medco Health Solutions, Inc. †	46,658	2,311,437
Quest Diagnostics, Inc.	32,244	1,618,004
UnitedHealth Group, Inc.	60,675	1,979,825
		10,524,359

Homebuilding (0.1%)
NVR, Inc. †	206	126,381

Insurance (3.4%)
American International Group, Inc.	77,057	3,560,033
Genworth Financial, Inc. Class A	110,185	2,540,866
		6,100,899

Investment Banking/Brokerage (7.1%)
Franklin Resources, Inc.	27,018	2,570,763
Goldman Sachs Group, Inc. (The)	30,197	5,778,800
Lehman Brothers Holdings, Inc.	54,400	2,406,656
Merrill Lynch & Co., Inc.	30,800	1,534,764
T. Rowe Price Group, Inc.	10,615	621,614
		12,912,597

COMMON STOCKS (99.8%)* continued

	Shares	Value

Lodging/Tourism (0.3%)
Las Vegas Sands Corp. †	7,100	$541,162

Machinery (1.8%)
Caterpillar, Inc.	18,073	1,479,817
Terex Corp. †	26,100	1,818,648
		3,298,465

Manufacturing (2.3%)
ITT Corp.	40,100	2,566,400
Mettler-Toledo International, Inc. †	16,272	1,550,071
		4,116,471

Media (1.0%)
Walt Disney Co. (The)	55,700	1,806,351

Medical Technology (2.4%)
Medtronic, Inc.	47,147	2,295,116
Stryker Corp.	18,500	1,199,355
Waters Corp. †	12,500	768,250
		4,262,721

Metals (1.3%)
Freeport-McMoRan Copper & Gold, Inc. Class B	20,079	2,283,986

Oil & Gas (9.2%)
Apache Corp.	17,200	2,316,496
ConocoPhillips	37,038	3,190,824
Devon Energy Corp.	16,300	1,848,420
Hess Corp.	15,074	1,600,859
Marathon Oil Corp.	36,800	1,676,976
Occidental Petroleum Corp.	28,900	2,404,769
Suncor Energy, Inc. (Canada)	21,029	2,369,758
XTO Energy, Inc.	18,250	1,128,945
		16,537,047

Pharmaceuticals (3.0%)
Johnson & Johnson	52,900	3,549,061
Merck & Co., Inc.	47,800	1,818,312
		5,367,373

Publishing (0.3%)
Wiley (John) & Sons, Inc. Class A	10,713	493,334

Railroads (0.8%)
Burlington Northern Santa Fe Corp.	14,900	1,527,995

Real Estate (1.2%)
General Growth Properties, Inc. (R)	50,991	2,088,591

COMMON STOCKS (99.8%)* continued

	Shares	Value

Regional Bells (3.2%)
AT&T, Inc.	122,643	$4,747,511
Verizon Communications, Inc.	25,100	965,848
		5,713,359

Restaurants (1.8%)
Burger King Holdings, Inc.	47,177	1,316,238
McDonald’s Corp.	31,100	1,852,938
		3,169,176

Retail (6.3%)
Best Buy Co., Inc.	37,660	1,620,133
Costco Wholesale Corp.	25,500	1,816,875
CVS Caremark Corp.	86,840	3,505,731
GameStop Corp. †	9,600	528,384
Safeway, Inc.	51,100	1,614,760
Staples, Inc.	70,000	1,519,000
Supervalu, Inc.	25,700	850,670
		11,455,553

Schools (0.8%)
Apollo Group, Inc. Class A †	10,800	549,720
ITT Educational Services, Inc. †	12,300	942,918
		1,492,638

Software (6.2%)
Adobe Systems, Inc. †	49,500	1,845,855
Akamai Technologies, Inc. †	34,696	1,241,076
Citrix Systems, Inc. †	13,500	442,125
Microsoft Corp.	159,500	4,548,940
Oracle Corp. †	147,200	3,069,120
		11,147,116

Technology Services (5.1%)
Accenture, Ltd. Class A (Bermuda)	45,564	1,710,929
Cognizant Technology Solutions Corp. †	60,800	1,960,800
eBay, Inc. †	35,231	1,102,378
Google, Inc. Class A †	7,690	4,416,290
		9,190,397

Transportation Services (0.5%)
Expeditors International of Washington, Inc.	20,500	955,095

Waste Management (0.3%)
Stericycle, Inc. †	9,800	523,124

Total common stocks (cost $171,996,085)		$180,355,820

SHORT-TERM INVESTMENTS (0.1%)* (cost $214,391)

	Shares	Value

Putnam Prime Money Market Fund (e)	214,391	$214,391

TOTAL INVESTMENTS
Total investments (cost $172,210,476)		$180,570,211

* Percentages indicated are based on net assets of $180,693,261.

† Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

ADR, after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $171,996,085)	$180,355,820
Affiliated issuers (identified cost $214,391) (Note 5)	214,391

Dividends, interest and other receivables	161,152

Receivable for shares of the fund sold	85,150

Receivable for securities sold	3,276,450

Total assets	184,092,963

LIABILITIES

Payable for securities purchased	2,308,978

Payable for shares of the fund repurchased	560,426

Payable for compensation of Manager (Notes 2 and 5)	291,494

Payable for investor servicing fees (Note 2)	20,742

Payable for custodian fees (Note 2)	9,958

Payable for Trustee compensation and expenses (Note 2)	64,667

Payable for administrative services (Note 2)	1,420

Payable for distribution fees (Note 2)	72,235

Payable for audit fees	31,420

Other accrued expenses	38,362

Total liabilities	3,399,702

Net assets	$180,693,261

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$248,082,066

Accumulated net investment loss (Note 1)	(121,301)

Accumulated net realized loss on investments (Note 1)	(75,627,239)

Net unrealized appreciation of investments	8,359,735

Total — Representing net assets applicable to capital shares outstanding	$180,693,261

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($122,845,466 divided by 11,413,255 shares)	$10.76

Offering price per class A share*
(100/94.25 of $10.76)*	$11.42

Net asset value and offering price per class B share
($33,593,054 divided by 3,322,663 shares)**	$10.11

Net asset value and offering price per class C share
($21,422,960 divided by 2,118,416 shares)**	$10.11

Net asset value and redemption price per class M share
($2,822,586 divided by 272,449 shares)	$10.36

Offering price per class M share
(100/96.50 of $10.36)*	$10.74

Net asset value, offering price and redemption price per class Y share
($9,195 divided by 854 shares)	$10.77

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $914)	$ 1,341,657

Interest (from investments in affiliated issuers) (Note 5)	11,727

Total investment income	1,353,384

EXPENSES

Compensation of Manager (Note 2)	711,246

Investor servicing fees (Note 2)	167,521

Custodian fees (Note 2)	14,289

Trustee compensation and expenses (Note 2)	14,887

Administrative services (Note 2)	13,050

Distribution fees — Class A (Note 2)	163,001

Distribution fees — Class B (Note 2)	232,324

Distribution fees — Class C (Note 2)	118,371

Distribution fees — Class M (Note 2)	11,192

Other	80,178

Non-recurring costs (Notes 2 and 6)	430

Costs assumed by Manager (Notes 2 and 6)	(430)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(23,256)

Total expenses	1,502,803

Expense reduction (Note 2)	(28,118)

Net expenses	1,474,685

Net investment loss	(121,301)

Net realized loss on investments (Notes 1 and 3)	(18,267,926)

Net realized gain on written options (Notes 1 and 3)	3,236

Net unrealized depreciation of investments and written options during the period	(19,552,773)

Net loss on investments	(37,817,463)

Net decrease in net assets resulting from operations	$(37,938,764)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

Six months ended		Year ended
	4/30/08*	10/31/07

Operations:
Net investment loss	$ (121,301)	$ (995,658)

Net realized gain (loss) on investments	(18,264,690)	10,218,104

Net unrealized appreciation (depreciation) of investments	(19,552,773)	6,028,912

Net increase (decrease) in net assets resulting from operations	(37,938,764)	15,251,358

Redemption fees (Note 1)	51	1,367

Decrease from capital share transactions (Note 4)	(39,564,955)	(30,750,375)

Total decrease in net assets	(77,503,668)	(15,497,650)

NET ASSETS

Beginning of period	258,196,929	273,694,579

End of period (including accumulated net investment loss
of $121,301 and $—, respectively)	$180,693,261	$258,196,929

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2008**	$12.57	.01(d)	(1.82)	(1.81)	—	—	—(e)	$10.76	(14.40)*	$122,845	.60*(d)	.07*(d)	52.58*
October 31, 2007	11.87	—(d,e)	.70	.70	—	—	—(e)	12.57	5.90	151,303	1.18(d)	(.03)(d)	91.83
October 31, 2006	10.40	.01(d)	1.48	1.49	(.02)	(.02)	—(e)	11.87	14.32	141,399	1.18(d)	.05(d)	114.26
October 31, 2005	9.28	.05(d,f)	1.07	1.12	—	—	—(e)	10.40	12.07(f)	119,930	1.21(d)	.47(d,f)	135.51
October 31, 2004	8.54	.01(d)	.73	.74	—	—	—	9.28	8.67	115,647	1.22(d)	.13(d)	83.17
October 31, 2003	7.04	.03	1.47	1.50	—	—	—	8.54	21.31	150,787	1.17	.35	77.86

CLASS B
April 30, 2008**	$11.86	(.03)(d)	(1.72)	(1.75)	—	—	—(e)	$10.11	(14.76)*	$33,593	.98*(d)	(.30)*(d)	52.58*
October 31, 2007	11.27	(.09)(d)	.68	.59	—	—	—(e)	11.86	5.24	73,436	1.93(d)	(.77)(d)	91.83
October 31, 2006	9.94	(.07)(d)	1.40	1.33	—	—	—(e)	11.27	13.38	96,000	1.93(d)	(.68)(d)	114.26
October 31, 2005	8.93	(.02)(d,f)	1.03	1.01	—	—	—(e)	9.94	11.31(f)	110,441	1.96(d)	(.25)(d,f)	135.51
October 31, 2004	8.28	(.05)(d)	.70	.65	—	—	—	8.93	7.85	123,418	1.97(d)	(.62)(d)	83.17
October 31, 2003	6.88	(.03)	1.43	1.40	—	—	—	8.28	20.35	145,593	1.92	(.40)	77.86

CLASS C
April 30, 2008**	$11.86	(.03)(d)	(1.72)	(1.75)	—	—	—(e)	$10.11	(14.76)*	$21,423	.98*(d)	(.30)*(d)	52.58*
October 31, 2007	11.28	(.09)(d)	.67	.58	—	—	—(e)	11.86	5.14	29,809	1.93(d)	(.77)(d)	91.83
October 31, 2006	9.94	(.07)(d)	1.41	1.34	—	—	—(e)	11.28	13.48	32,532	1.93(d)	(.69)(d)	114.26
October 31, 2005	8.94	(.02)(d,f)	1.02	1.00	—	—	—(e)	9.94	11.19(f)	31,947	1.96(d)	(.25)(d,f)	135.51
October 31, 2004	8.28	(.05)(d)	.71	.66	—	—	—	8.94	7.97	34,726	1.97(d)	(.62)(d)	83.17
October 31, 2003	6.88	(.03)	1.43	1.40	—	—	—	8.28	20.35	44,114	1.92	(.40)	77.86

CLASS M
April 30, 2008**	$12.13	(.02)(d)	(1.75)	(1.77)	—	—	—(e)	$10.36	(14.59)*	$2,823	.85*(d)	(.18)*(d)	52.58*
October 31, 2007	11.51	(.06)(d)	.68	.62	—	—	—(e)	12.13	5.39	3,649	1.68(d)	(.52)(d)	91.83
October 31, 2006	10.12	(.05)(d)	1.44	1.39	—	—	—(e)	11.51	13.74	3,763	1.68(d)	(.43)(d)	114.26
October 31, 2005	9.07	—(d,e,f)	1.05	1.05	—	—	—(e)	10.12	11.58(f)	4,007	1.71(d)	(.03)(d,f)	135.51
October 31, 2004	8.39	(.03)(d)	.71	.68	—	—	—	9.07	8.11	3,846	1.72(d)	(.37)(d)	83.17
October 31, 2003	6.96	(.01)	1.44	1.43	—	—	—	8.39	20.55	4,238	1.67	(.16)	77.86

CLASS Y
April 30, 2008†**	$11.71	.01(d)	(.95)	(.94)	—	—	—	$10.77	(8.03)*	$9	.32*(d)	.12*(d)	52.58*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to April 30, 2008.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

April 30, 2008	0.01%

October 31, 2007	<0.01

October 31, 2006	<0.01

October 31, 2005	<0.01

October 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.10%

Class B	0.01	0.10

Class C	0.01	0.10

Class M	0.01	0.10

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Smart Equity Fund (the “fund”), is a series of Putnam Tax Smart Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on January 2, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains

At October 31, 2007, the fund had a capital loss carryover of $52,331,525 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 8,459,495	October 31, 2009

43,872,030	October 31, 2010

The aggregate identified cost on a tax basis is $177,241,499, resulting in gross unrealized appreciation and depreciation of $16,419,199 and $13,090,487, respectively, or net unrealized appreciation of $3,328,712.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2008, Putnam Management waived $23,003 of its management fee from the fund.

For the period ended April 30, 2008, Putnam Management has assumed $430 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2008, the fund incurred $169,342 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended April 30, 2008, the fund’s expenses were reduced by $7,811 under the expense offset arrangements and by $20,307 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $307, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,769 and $158 from the sale of class A and class M shares, respectively, and received $14,215 and $606 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $110,064,666 and $150,649,852, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended April 30, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$1,647	$4,778

Options opened	—	—
Options exercised	(852)	(1,542)
Options expired	(795)	(3,236)
Options closed	—	—

Written options
outstanding at
end of period	$—	$—

Note 4: Capital shares

At April 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/08:

Shares sold	2,371,612	$26,167,855

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,371,612	26,167,855

Shares
repurchased	(2,992,138)	(31,785,146)

Net decrease	(620,526)	$(5,617,291)

Year ended 10/31/07:

Shares sold	2,749,062	$34,708,676

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,749,062	34,708,676

Shares
repurchased	(2,631,093)	(33,095,839)

Net increase	117,969	$1,612,837

CLASS B	Shares	Amount

Six months ended 4/30/08:

Shares sold	28,124	$292,510

Shares issued
in connection
with reinvestment
of distributions	—	—

	28,124	292,510

Shares
repurchased	(2,899,865)	(29,990,746)

Net decrease	(2,871,741)	$(29,698,236)

Year ended 10/31/07:

Shares sold	107,218	$1,273,387

Shares issued
in connection
with reinvestment
of distributions	—	—

	107,218	1,273,387

Shares
repurchased	(2,428,419)	(28,885,236)

Net decrease	(2,321,201)	$(27,611,849)

CLASS C	Shares	Amount

Six months ended 4/30/08:

Shares sold	33,405	$338,174

Shares issued
in connection
with reinvestment
of distributions	—	—

	33,405	338,174

Shares
repurchased	(428,822)	(4,313,747)

Net decrease	(395,417)	$(3,975,573)

Year ended 10/31/07:

Shares sold	121,369	$1,443,056

Shares issued
in connection
with reinvestment
of distributions	—	—

	121,369	1,443,056

Shares
repurchased	(492,633)	(5,874,038)

Net decrease	(371,264)	$(4,430,982)

CLASS M	Shares	Amount

Six months ended 4/30/08:

Shares sold	10,040	$100,487

Shares issued
in connection
with reinvestment
of distributions	—	—

	10,040	100,487

Shares
repurchased	(38,350)	(384,342)

Net decrease	(28,310)	$(283,855)

Year ended 10/31/07:

Shares sold	29,871	$355,214

Shares issued
in connection
with reinvestment
of distributions	—	—

	29,871	355,214

Shares
repurchased	(56,049)	(675,595)

Net decrease	(26,178)	$(320,381)

CLASS Y	Shares	Amount

For the period1/2/08 (commencement of operations)
to 4/30/08:

Shares sold	854	$10,000

Shares issued
in connection
with reinvestment
of distributions	—	—

	854	10,000

Shares
repurchased	—	—

Net increase	854	$10,000

At April 30, 2008, Putnam, LLC owned 854 class Y shares of the fund (100% of class Y shares outstanding), valued at $9,195.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2008, management fees paid were reduced by $253 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $11,727 for the period ended April 30, 2008. During the period ended April 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $20,840,710 and $20,700,952, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the

Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended April 30, 2008. The Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Merrill Lynch, Morgan Stanley, Goldman Sachs, Bear Stearns, and Wachovia Securities. Commissions paid to these firms together represented approximately 60% of the total brokerage commissions paid for the year ended April 30, 2008.

Commissions paid to the next 10 firms together represented approximately 29% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Citigroup Global Markets, Credit Suisse First Boston, JPMorgan Clearing, Lehman Brothers, Needham & Company, RBC Capital Markets, Sanford Bernstein, SG Cowen Securities, UBS Warburg, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Floreck
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer
Robert J. Darretta	Susan G. Malloy	and Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA070 251119 6/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Smart Funds Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008